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                                                                    EXHIBIT 10.6

                                                    CK NON-COMPETITION AGREEMENT


                                                              September 18, 1996

JWL Associates Corp.
and Razorfish, Inc.
437 Madison Avenue
New York, New York  10022

Gentlemen:

          Pursuant to the Stock Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT"), JWL Associates Corp. ("PURCHASER"), acquired a 40% equity interest in Razorfish, Inc., a New York corporation (the "COMPANY") and, under certain circumstances, an option to increase this to an 80% equity interest in the Company. The undersigned is a shareholder in the Company and has an interest in the purchase price paid and to be paid under the said Purchase Agreement. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

          As an inducement to the Purchaser to consummate the transactions contemplated by the Purchase Agreement, the undersigned hereby covenants and agrees that from the date hereof through the later of (x) December 31, 2001 and
(y) one year after termination of employment with the Company, he will not, except on behalf of the Company, directly or indirectly, and regardless of his continuing to be employed by the Company or the reason for his ceasing to be employed by the Company:
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               (1) attempt in any manner to solicit from any client business of the type performed by the Company or to persuade any client to cease to do business or to reduce the amount of business which any such client has customarily done or is reasonably expected to do with the Company, whether or not the relationship between the Company and such client was originally established in whole or in part through his efforts; or

               (2) employ as an employee or retain as an exclusive consultant any person who is then or at any time during the preceding twelve months was an employee of or exclusive consultant to the Company, or persuade or attempt to persuade any employee of or exclusive consultant to the Company to leave the employ of the Company or to become employed as an employee or retained as a consultant by anyone other than the Company; or

               (3) render to or for any client any services of the type which are rendered by the Company.

As used herein, the term "Company" shall include subsidiaries of the Company; and the term "client" shall mean (i) anyone who is a client of the Company at the time of the termination of the undersigned's employment with the Company, or if the undersigned's employment shall not have terminated, at the time of the alleged prohibited conduct (the "DETERMINATION DATE"); (ii) anyone who was a client of the Company at any time during the two year period immediately preceding the Determination Date; and (iii) any prospective clients to whom the Company made a new business presentation at any time during the one year period immediately preceding the Determination Date.

          The undersigned acknowledges that his position with the Company requires the performance of services which are special, unique, extraordinary and of an intellectual character, and places and will continue to place him in a position of confidence and trust with the clients of the Company. Accordingly, the undersigned acknowledges that the restrictive covenants above are necessary in order to protect and maintain the trade secrets, business and assets and goodwill of the Company.

          The undersigned acknowledges that a breach of the covenants contained in this Agreement may cause the Purchaser irreparable damage, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such breach will be inadequate. Accordingly, the undersigned agrees that each of the Purchaser and the Company shall, in addition to all other available remedies (including without limitation seeking such damages as it can show it has sustained by reason of such breach), be entitled to specific performance and injunctive relief without being required to post bond or other security and without having to prove the inadequacy of the available remedies at law.

          The parties acknowledge that the time, scope, geographic area and other provisions of this Agreement have been specifically negotiated by sophisticated commercial parties and agree that all such provisions are reasonable under the circumstances of the

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transactions contemplated by the Purchase Agreement and are given as an integral and essential part of the transactions contemplated by the Purchase Agreement, it being understood that the clients of the Company may be serviced from any location and accordingly it is reasonable that the restrictive covenants set forth herein are not limited by narrow geographic area but generally by the location of such clients and potential clients. The undersigned specifically acknowledges that his being restricted from servicing clients and prospective clients as contemplated by this Agreement will not prevent him from being employed or earning a livelihood in the type of business conducted by the Company. In the event that any covenant contained in this Agreement shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too great a period of time or over too great a geographical area or by reason of its being too extensive in any other respect, it shall be interpreted to extend only over the maximum period of time for which it may be enforceable and/or over the maximum geographical area as to which it may be enforceable and/or to the maximum extent in all other respects as to which it may be enforceable, all as determined by such court in such action. The existence of any claim or cause of action which the undersigned may have against the Purchaser or the Company shall not constitute a defense or bar to the enforcement of any of the provisions of this Agreement and shall be pursued through separate court action by the undersigned.

          The undersigned acknowledges that the Purchaser, the Company and the undersigned intend to and hereby confer jurisdiction to enforce the covenants contained in this Agreement upon the courts of any state or other jurisdiction within the geographical scope of such covenants in which a breach or alleged breach of a covenant contained herein has been alleged to have occurred. In the event that the courts of one or more of such states or other jurisdictions shall hold such covenants unenforceable (in whole or in part) by reason of the breadth of such scope or otherwise, it is the intention of the parties hereto that such determination not bar or in any way affect the right of the Purchaser and/or the Company to the relief provided above in the courts of any other states or other jurisdictions within the geographical scope of such covenants, as to breaches of such covenants in such other respective states or other jurisdictions, the above covenants as they relate to each state or other jurisdiction being, for this purpose, severable into diverse and independent covenants.

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law provisions of New York law).

          In the event any provision of this Agreement is found to be void and unenforceable by a court of competent jurisdiction, the remaining provisions of this Agreement shall nevertheless be binding upon the parties hereto with the same effect as though the void or unenforceable part had been severed and deleted.

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          This Agreement may not be changed orally, but only by an agreement in writing signed by the Purchaser and the undersigned.


                                    Yours very truly,



                                    /s/ Craig M. Kanarick
                                    ---------------------------------
                                    Craig M. Kanarick
                                    c/o Razorfish, Inc.
                                    580 Broadway
                                    New York, NY 10012
                                    Fax No. (212) 966-6915


AGREED TO AND ACCEPTED:



JWL ASSOCIATES CORP.



By:  /s/ Barry J. Wagner
     ---------------------------------
     Name:  Barry J. Wagner
     Title:  Secretary


Razorfish, Inc.



By:  /s/ Jeffrey A. Dachis
     ---------------------------------
     Name:  Jeffrey A. Dachis
     Title:  President

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